SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                    CURRENT REPORT PURSUANT TO SECTION 13 OR
                       15(D) OF THE SECURITIES ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                     December 12, 2000 (September 21, 2000)



                                  EQUITEX, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


Delaware                          0-12374                             84-0905189
--------------------------------------------------------------------------------
(STATE OR OTHER                 (COMMISSION                     (I.R.S. EMPLOYER
JURISDICTION                    FILE NUMBER)                 IDENTIFICATION NO.)
OF INCORPORATION)




                            7315 East Peakview Avenue
                            Englewood, Colorado 80111
               --------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)(ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (303) 796-8940




         --------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)



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ITEM 5.  OTHER EVENTS.

     The Registrant's Press Release dated September 21, 2000, announcing the termination of the merger of the Registrant's subsidiary, nMortgage, Inc., with the Innovative Gaming Corporation of America, Inc., is filed as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

 (c)     Exhibits.

         99.1     Press Release dated September 21, 2000



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       EQUITEX, INC.



Date: December 12, 2000                By /s/ Thomas B. Olson
                                          --------------------------------------
                                          Thomas B. Olson, Secretary





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                                  EXHIBIT INDEX



EXHIBIT NO.                DESCRIPTION                                   PAGE

99.1                       Press Release                                   4